ANNUAL REPORT

INTERNATIONAL DISCOVERY FUND

OCTOBER 31, 2001

 T. ROWE PRICE

REPORT HIGHLIGHTS

INTERNATIONAL DISCOVERY FUND
o    International   small-cap  growth  stocks  struggled  as  global  economies weakened.
o The fund posted negative returns, outperforming its average peer fund for the six months but lagging for the year.
o We maintained our growth stock strategy, looking for companies in sectors that had fallen from favor.
o Global economies are unlikely to turn around quickly, but low interest rates and the deflation of the worldwide market bubble should eventually provide a better investing climate.

REPORTS ON THE WEB
------------------
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reports and  prospectuses  online  rather than through the mail.  Log on to your
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

FELLOW SHAREHOLDERS
-------------------
     International growth stocks lost ground during the past six months, continuing a decline that began in March 2000. The pain was spread throughout the small-cap universe as even value stocks eventually fell under the weight of slowing economies worldwide. Stocks were battered further in the wake of the September terrorist attacks in the U.S., but rebounded somewhat in October as central banks around the world lowered interest rates.

PERFORMANCE COMPARISON
----------------------
Periods Ended 10/31/01          6 Months     12 Months
------------------------------------------------------
International Discovery Fund     -16.54%       -31.90%
------------------------------------------------------
MSCI EAFE Small Cap Index *      -15.57        -15.19
------------------------------------------------------
Salomon Non-U.S.
Extended Market Index            -15.28        -18.95
------------------------------------------------------
Lipper International
Small-Cap Funds Average          -18.21        -29.90
------------------------------------------------------
* Principal return only

     Your fund lost 16.54% for the six months ended October 31, 2001, modestly trailing its unmanaged index benchmarks, but outperforming its Lipper peer group. As the table shows, the fund trailed its benchmarks by a wider margin for the year, but closed the performance gap with the MSCI EAFE Small Cap Index over the past six months as value stocks tumbled along with the growth stocks we favor.

     This has been a very difficult environment for emerging growth stocks, one that has been exacerbated by a "decoupling" of international markets from those in the U.S. For example, Germany's Neuer Markt of emerging growth companies plunged 47% over the last six months while the Nasdaq fell 20% and the Russell 2000 Index lost just 11%. Although the uncertainties caused by the tragedy of September 11 took their toll on the markets, the major culprit was the rapid deceleration of growth in major economies around the world, especially in Germany and Japan. The market sell-off, which began as a technology and telecom correction, has now spread throughout most segments of the markets, as value stocks, which held up well until late August and September, also tumbled. Overall, growth stocks suffered disproportionately, however, and this was particularly devastating to the kind of emerging growth com-panies we invest in. Although we are disappointed in fund results over the past year as value has outperformed, the longer-term results of our growth strategy remain strong, as shown in the chart and table on page 8.

PORTFOLIO AND MARKET REVIEW
---------------------------
     We have tried to maintain our growth style throughout the bear market. The worldwide economic slowdown was apparent even before September's tragic events, and we were already focusing on companies that have high recurring revenues and visible earnings. And because equity capital markets have dried up, we looked for companies with strong balance sheets and cash flows.

     We kept a high cash position throughout the period, which gave us some downside protection and enabled us to make some opportunistic purchases. Rather than buying the typical defensive sectors, our strategy since September 11 has been to focus on growth stocks in sectors that have fallen from favor as investors lost their appetite for risk. In some cases, we were able to buy or add to stocks in the portfolio that had fallen by more than 25% during the September crisis. In particular, we purchased biotechnology companies that had sold off with other technology sectors, because we believe that the outlook for new drugs getting to market is likely to improve. Our favored picks in this area are CAMBRIDGE ANTIBODY (U.K.), CRUCELL (Netherlands), ACTELION (Switzerland), and EVOTEC BIOSYSTEMS (Germany).

     The fund's only direct exposure to the World Trade Center disaster was through Australian insurer QBE INSURANCE and French credit insurer COFACE. Coface's U.S. office was in one of the twin towers, but I am delighted to say that every employee was safely accounted for. We took the precaution of selling travel billing service AMADEUS GLOBAL (Spain) in anticipation of a severe downturn in air travel.

     We were net sellers of technology throughout the period. Stocks that were reduced or eliminated include ALDATA SOLUTIONS (Finland), DISCO CORPORATION (Japan), JAPAN BUSINESS COMPUTER, TECHNOLOGY VENTURE HOLDINGS (Hong Kong), and UBIZEN (Belgium). We also sold some cyclical stocks, such as hotel group NH HOTELES (Spain).

     We are not convinced that economic recovery will be swift, and as a result, we have searched for businesses that we believe have the capacity to grow in a low-growth or even deflationary environment. Characteristics of these businesses are a competitive cost base, good market positions, high returns on equity, and the ability to finance future growth. Recent purchases with these traits include MEDION (consumer discretionary, Germany), INTERNATIONAL MEDIA (film rights, Germany), METCASH TRADING (food distribution, Australia), Matsui Securities (online financial services, Japan), and PHS (business services, U.K.), our only IPO during the period.

EUROPE
------
     Boom and bust in the new economy, profit warnings, negative earnings momentum, and retail investors in retreat led to a crisis of confidence for small-cap growth in Europe. Nearly every corner of the market was affected, with software and services and technology capital goods the hardest hit. U.K. consumer stocks were just about the only area that resisted the trend.

     In these circumstances it is tempting to crawl up into a little ball, but this is when the greatest opportunities often arise. As fear got the upper hand in the markets and valuations became distressed, we were able to buy growth stocks with a value discipline.

     One of our key strategies in Europe was to overweight health care, including biotechnology but also specialty pharmaceutical stocks such as GALEN (U.K.), SHIRE PHARMACEUTICALS (U.K.), and BOIRON (France). We were also overweight in media, where our preference was for media services and content with low advertising exposure. These include TAYLOR NELSON (market research, U.K.), GFK (market research, Germany), GULLANE ENTERTAINMENT (children's content, U.K.), and INCEPTA (public relations, U.K.).

The following table was depicted as a pie chart in the printed material.

Europe              42%
Japan               22%
Far East            19%
Other and Reserves  17%

     Over time, Europe including the U.K. has remained relatively constant at just under 50% of net assets. Within the region, the U.K. increased from 9.3% to 11.9%, Switzerland from 0.9% to 1.7%, and Germany from 5.7% to 10.3%. Conversely, we have reduced Finland from 2.6% to 1.3%, France from 5.3% to 4.2%, Norway from 4.1% to 2.3%, and Sweden from 3.4% to 2.3%.

JAPAN
-----
     The U.S. and international organizations voiced increasing concern about Japan's troubled economy, falling stock market, and debt-laden banking system. Industrial production and household spending continued to fall, unemployment rose to a new high of 5.3%, and deflation persisted. In October, the quarterly Tankan business survey confirmed both the economy's weakness and the gloomy outlook. Political support for tough reforms, which would cause further hardship in the short term, fell over the period as the economy struggled. Although some details about Prime Minister Junichiro Koizumi's reform priorities were announced, there was disappointment about the measures' pace and scope.

     Despite the lack of government reform and continued funding of companies that should be forced into bankruptcy, the economic realities--weak demand, deflation, competition--motivated businesses to tackle sig- nificant company restructuring. Announced plans for staff cuts, plant closures or sales, and mergers or alliances with competitors were on a scale that was unheard of in Japan a few years ago.

     We continued to back companies that are restructuring proactively, such as consumer credit organization AIFUL and systems integrator NISSHO ELECTRONICS, and added to positions in semiconductor trader TOMEN ELECTRONICS and TOYS "R" US-JAPAN. Our one new position was Matsui Securities, mentioned earlier.

MARKET PERFORMANCE
------------------
Six Months                    Local           Local Currency               U.S.
Ended 10/31/01             Currency          vs. U.S. Dollars           Dollars
-------------------------------------------------------------------------------
Australia                    -4.24%                 -1.20%               -5.40%
Brazil                      -12.90                  -18.80              -29.28
France                      -19.99                    1.60              -18.72
Germany                     -25.05                    1.60              -23.85
Hong Kong                   -23.90                   -0.01              -23.91
India                       -11.43                   -2.42              -13.58
Japan                       -24.05                    0.92              -23.35
Mexico                       -7.00                   -0.03               -7.03
Netherlands                 -20.43                    1.60              -19.16
Sweden                      -20.50                   -3.42              -23.22
United Kingdom              -13.26                    1.64              -11.84
Source: RIMES Online, using MSCI indices.

ASIA AND THE PACIFIC RIM
------------------------
     Some deep value markets such as New Zealand provided pockets of resistance to the downward trend. Our single most successful investment over the period was FISHER & Paykel, traditionally known for its household appliances but increasingly for the value of its medical technology business. Australian small-caps, apart from weakness in September, have also proved relatively defensive.

     Elsewhere in Southeast Asia, it was a rough time for economies that are tied into the global technology cycle, particularly manufacturing bases such as Singapore and Taiwan. As a result, we sold out of VENTURE MANUFACTURING (Singapore) and have had no exposure to Taiwan. China has remained the only growth engine in the region. We participated in this through the purchase of BEIJING NORTH STAR (real estate), CHINA INSURANCE INTERNATIONAL, GLOBAL BIO-CHEM TECHNOLOGY (corn starch manufacturing), and gas distributor WAH SANG GAS.

     As we indicated in the last report, India is in the midst of severe domestic problems. Given the possible instability in neighboring Pakistan, we decided to mitigate any potential geopolitical risk by reducing our position there from 6.5% to 3.6%.

INVESTMENT OUTLOOK
------------------
     Despite the "easy money," low interest rate conditions, we do not anticipate a quick turnaround in global economies. However, inventories have corrected, and the valuation bubble that affected certain sectors has now been unwinding for 18 months. The tragic events of September 11 have probably and ironically helped equity markets reach a bottom earlier than they would have otherwise. Overall, low interest rates and more realistic valuations should create a better environment for equities, one in which genuine growth stocks--those that are driven by a new idea or product and can grow in a low-inflation environment--should eventually do well. This has been a difficult period for international small-caps, and the markets are likely to remain volatile. But as a consequence of the collapse of the market bubble, equity capital is now being treated as a scarce resource, business plans are coming under greater scrutiny, and valuation is once again meaningful. We will continue to pursue our growth stock strategy, applying rigorous investment analysis to find companies that we believe offer the best long-term prospects.

Respectfully submitted,


/s/

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 22, 2001

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS                                          Percent of
                                                                      Net Assets
                                                                        10/31/01
--------------------------------------------------------------------------------
IHC Caland, Netherlands                                                     2.2%
Medion, Germany                                                             2.0
Kose, Japan                                                                 1.9
Fisher & Paykel, New Zealand                                                1.8
Aiful, Japan                                                                1.6
 ................................................................................
Galen, United Kingdom                                                       1.5
Eidos, United Kingdom                                                       1.4
Sumitomo Rubber Industries, Japan                                           1.3
FJA, Germany                                                                1.3
Goldcrest, Japan                                                            1.2
 ................................................................................
Corporacion Mapfre, Spain                                                   1.2
Partner Communications, Israel                                              1.2
Tomen Electronics, Japan                                                    1.2
HDFC Bank, India                                                            1.2
Taylor Nelson, United Kingdom                                               1.2
 ................................................................................
Cambridge Antibody, United Kingdom                                          1.2
Yakult Honsha, Japan                                                        1.2
Nissho Electronics, Japan                                                   1.1
Rapala Normark, Finland                                                     1.1
PHS, United Kingdom                                                         1.1
 ................................................................................
Geophysique, France                                                         1.1
Matsui Securities, Japan                                                    1.1
Serco, United Kingdom                                                       1.1
TGS Nopec Geophysical, Norway                                               1.1
Denway Motors, Hong Kong                                                    1.1
 ................................................................................
Total                                                                      33.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

                    Salomon Non-U.S
                  Extended Market Index    International Discovery Fund
10/31/91                 10000                      10000
10/31/92                 8119                       9069
10/31/93                 11096                      12422
10/31/94                 12354                      13624
10/31/95                 11773                      11845
10/31/96                 13280                      13219
10/31/97                 12850                      13443
10/31/98                 12738                      12717
10/31/99                 15080                      23159
10/31/00                 14918                      32440
10/31/01                 12092                      22092


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/01                  1 Year     3 Years    5 Years   10 Years
 ................................................................................
International Discovery Fund           -31.90%      20.21%     10.82%      8.25%
 ................................................................................
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
                                 For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                         Year Ended
                           10/31/01   10/31/00   10/31/99   10/31/98    10/31/97
NET ASSET VALUE
Beginning of period         $ 34.52    $ 26.75    $ 14.99    $ 16.11    $ 15.97
 ................................................................................
Investment activities
  Net investment income
   (loss)                      0.06       0.06      (0.03)      0.05       0.02
  Net realized and
  unrealized gain (loss)      (9.49)     10.39      12.09      (0.92)      0.25
 ................................................................................
Total from
investment activities         (9.43)     10.45      12.06      (0.87)      0.27
 ................................................................................
Distributions
Net investment income           -          -        (0.01)       -        (0.07)
Net realized gain             (5.83)     (2.81)     (0.30)     (0.25)     (0.06)
 ................................................................................
Total distributions           (5.83)     (2.81)     (0.31)     (0.25)     (0.13)
 ................................................................................
Redemption fees added
to paid-in-capital             0.02       0.13       0.01         -          -
 ................................................................................
NET ASSET VALUE
End of period               $ 19.28    $ 34.52    $ 26.75    $ 14.99    $ 16.11
 ................................................................................
Ratios/Supplemental Data
Total returnu                (31.90)%    40.07%     82.11%     (5.40)%     1.69%
 ................................................................................
Ratio of total expenses to
average net assets             1.38%      1.27%      1.42%      1.47%      1.41%
 ..............................................................................
Ratio of net investment
income (loss) to average
net assets                     0.25%      0.15%     (0.17)%     0.25%      0.13%
 ..............................................................................
Portfolio turnover rate       59.1%      81.0%      98.2%      34.2%      72.7%
Net assets, end of period
(in thousands)            $ 500,403  $ 905,387  $ 381,462  $ 189,001  $ 254,430
 ................................................................................

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001
PORTFOLIO OF INVESTMENTS
------------------------
                                                             Shares        Value
                                                                 In thousands
AUSTRALIA  6.7%
COMMON STOCKS AND RIGHTS  6.3%
Aristocrat Leisuress.                                     1,072,500      $ 3,533
BRL Hardy                                                   317,940        1,719
Challenger International                                    758,000        1,285
Circadian Technologies * +                                2,477,774        2,592
Energy Development                                          638,598        2,649
Foundation Healthcare *                                   5,906,000        1,218
Lihir Gold *ss.                                           3,602,000        2,137
Mayne Nickless                                            1,316,624        4,933
Metcash Tradingss.                                        1,176,784          829
QBE Insurancess.                                            888,615        3,097
QBE Insurance, Rights *                                     141,014          101
Sonic Healthcare                                            650,309        2,806
Transfield Services *                                     2,835,000        3,108
United Group                                              1,676,000        1,686
                                                                          31,693
PREFERRED STOCKS  0.4%
Metcash Trading                                           2,606,216        1,835
                                                                           1,835

Total Australia (Cost $35,861)                                            33,528
--------------------------------------------------------------------------------
BERMUDA  0.3%
COMMON STOCKS  0.3%
HKCB Bank (HKD)                                           4,008,000        1,632

Total Bermuda (Cost $1,593)                                                1,632
--------------------------------------------------------------------------------
CHINA  0.4%
COMMON STOCKS  0.4%
Beijing North Star (HKD)                                  4,478,000          919
Wah Sang Gas (HKD) *                                     10,152,000        1,015

Total China (Cost $2,038)                                                  1,934
--------------------------------------------------------------------------------

FINLAND  1.3%
COMMON STOCKS  1.3%
Rapala Normark (EUR)                                      1,709,821      $ 5,690
Teleste (EUR)                                                78,375          882

Total Finland (Cost $10,425)                                               6,572
--------------------------------------------------------------------------------
FRANCE  4.2%
COMMON STOCKS  4.2%
Boiron (EUR)                                                 33,000        2,314
Cegedim (EUR)                                                70,000        3,073
Geophysique (EUR) *ss.                                      141,900        5,526
Neopost (EUR) *ss.                                          153,333        4,551
Sabate Diosos (EUR) *                                       150,000        1,808
Technip (EUR)ss.                                             24,489        2,767
Ubiqus (EUR) *                                              417,780        1,202

Total France (Cost $30,064)                                               21,241
--------------------------------------------------------------------------------
GERMANY  10.3%
COMMON STOCKS  9.4%
Boewe Systec (EUR)                                           67,390        1,164
CargoLifter (EUR) *                                         443,215        2,794
Deutsche Boerse (EUR)                                        59,700        2,065
Evotec Biosystems (EUR) *                                   447,851        4,109
FJA (EUR)                                                   132,008        6,293
GFK (EUR)                                                   262,515        4,640
International Media (EUR) *                                 282,400        5,131
Medion (EUR)                                                284,251        9,946
MPC Muenchmeyer Petersen Capital (EUR)                      129,920        1,963
QSC (EUR) *                                                 564,217          853
Umweltkontor Renewable Energy (EUR) *                       143,260        1,649
United Medical Systems International (EUR) *                149,240        1,711
Zapf Creation (EUR)                                         180,030        4,372
                                                                          46,690

PREFERRED STOCKS  0.9%
Rhon-Klinikum (EUR)                                         100,000        4,576
                                                                           4,576

Total Germany (Cost $70,529)                                              51,266
--------------------------------------------------------------------------------

HONG KONG  5.3%
COMMON STOCKS  5.3%
China Insurance International                             4,930,000      $ 2,370
Denway Motorsss.                                         15,769,200        5,256
ehealthcareasia *                                           528,000            3
Esprit                                                    2,632,889        2,768
Global Bio-chem Technology                               13,562,000        3,956
Greencool Technology                                      7,416,000        2,995
Hong Kong Exchanges & Clearing                            1,057,000        1,423
Quality Healthcare Asia *                                15,598,000          496
South China Morning Post                                  2,519,000        1,332
Sun Television *ss.                                     181,920,000        2,705
SUNDAY Communications *                                  22,376,000          846
Tingyi Holding                                            8,904,000        1,313
Varitronix                                                2,655,000        1,098

Total Hong Kong (Cost $35,911)                                            26,561
--------------------------------------------------------------------------------

INDIA  3.6%
COMMON STOCKS  3.6%
Apollo Hospitals                                            509,050          783
Britannia Industries                                         11,069          122
HDFC Bank                                                 1,183,000        5,355
HDFC Bank ADR (USD) *                                        38,000          578
Housing Development Finance                                  90,200        1,312
ICICI                                                       904,901          991
ICICI ADR (USD)ss.                                          210,560        1,465
ICICI Bank                                                  997,938        2,131
ICICI Bank ADR (USD)                                         95,800          466
Infosys Technologies                                         14,040          856
McDowell *                                                  671,786          578
Reliance Industries                                         376,000        2,014
Wipro                                                        36,900          826
Wipro ADR (USD)ss.                                           21,700          486

Total India (Cost $30,765)                                                17,963
--------------------------------------------------------------------------------
IRELAND  0.8%
COMMON STOCKS  0.8%
Icon ADR (USD) *ss.                                         149,490      $ 4,137

Total Ireland (Cost $2,167)                                                4,137
--------------------------------------------------------------------------------
ISRAEL  1.2%
COMMON STOCKS  1.2%
Partner Communications ADR (USD) *                        1,112,630        6,103

Total Israel (Cost $20,619)                                                6,103
--------------------------------------------------------------------------------

ITALY  0.8%
COMMON STOCKS  0.8%
Saipem (EUR)                                                824,890        4,073

Total Italy (Cost $3,218)                                                  4,073
--------------------------------------------------------------------------------
JAPAN  22.1%
COMMON STOCKS  22.1%
Aiful                                                       101,600        7,959
Cresco                                                       58,200          850
e-LUX *ss.                                                  463,000          620
Fast Retailing                                               30,000        3,489
Fuji Machine                                                 52,500          681
Goldcrestss.                                                108,800        6,144
Hokuto                                                      108,300        4,684
Homac                                                       100,800          625
Hoya                                                         52,900        3,156
Hurxley                                                      65,000          796
Internet Initiative ADR (USD) *                              75,911          378
Ito                                                          29,000        1,538
Jointss.                                                    101,900        3,825
Kaneka                                                      282,000        1,954
Konami                                                       80,000        2,487
Kose                                                        291,840        9,478
Koyo Seikoss.                                               694,000        2,645
Kuraya Sanseidoss.                                          189,500          844
Matsui Securities *ss.                                      399,000        5,503
Megachipsss.                                                 47,500      $ 1,329
Moritex                                                     182,200        2,021
Net One Systemsss.                                               56          850
Nidecss.                                                     48,900        1,907
Nissho Electronics                                          324,000        5,711
Relocation Services                                          49,000        2,219
Ricohss.                                                    277,000        4,611
Sumitomo Rubber Industries                                1,383,000        6,749
Tomen Electronics                                           191,800        5,979
Toyo Informationss.                                          53,800        1,444
Toys "R" Us-Japan                                           138,000        3,401
Trend Micross.                                              200,500        4,303
Watami Food Servicess.                                      122,600        2,806
Yakult Honsha                                               600,000        5,846
Yamaha Motorss.                                             601,000        3,742

Total Japan (Cost $131,940)                                              110,574
--------------------------------------------------------------------------------

NETHERLANDS  3.9%
COMMON STOCKS  3.9%
Crucell (EUR) *                                             696,280        4,227
IHC Caland (EUR)                                            218,687       10,907
New Skies Satellites (EUR) *                                236,320        1,605
Nutreco (EUR)                                                36,782        1,342
SNT Group (EUR) *                                           176,408        1,474

Total Netherlands (Cost $23,605)                                          19,555
--------------------------------------------------------------------------------
NEW ZEALAND  2.4%
COMMON STOCKS  2.4%
Baycorpss.                                                  600,030        2,932
Fisher & Paykelss.                                        1,551,800        9,118

Total New Zealand (Cost $6,205)                                           12,050
--------------------------------------------------------------------------------
NORWAY  2.3%
COMMON STOCKS  2.3%
EDB Business Partner *ss.                                   370,229        1,810
Petroleum Geo-Services *                                    296,700        1,784
Tandberg Television *ss.                                    737,082      $ 2,600
TGS Nopec Geophysical *ss.                                  379,090        5,324

Total Norway (Cost $20,938)                                               11,518
--------------------------------------------------------------------------------
SINGAPORE  0.4%
COMMON STOCKS  0.4%
Datacraft Asia (USD) *                                      556,000        1,801

Total Singapore (Cost $3,063)                                              1,801
--------------------------------------------------------------------------------
SPAIN  2.9%
COMMON STOCKS  2.9%
ACS (EUR)ss.                                                207,320        4,988
Corporacion Mapfre (EUR)ss.                               1,119,391        6,111
Gamesa (EUR) *                                              241,389        3,192

Total Spain (Cost $16,880)                                                14,291
--------------------------------------------------------------------------------
SWEDEN  2.3%
COMMON STOCKS  2.3%
A-Com * +                                                   711,221          467
Addtech (Class B) *                                         388,200        1,456
Assa Abloy                                                  188,619        2,148
Bergman & Beving                                            388,200        1,346
Lagercrantz (Class B) *                                     388,200          910
Observer                                                  1,123,643        4,635
Semcon                                                      191,250          601

Total Sweden (Cost $21,873)                                               11,563
--------------------------------------------------------------------------------

SWITZERLAND  1.7%
COMMON STOCKS  1.7%
Actelion *                                                  113,440        4,023
Kaba Holding                                                 14,110        3,055
Valora Holdings                                               7,350        1,173

Total Switzerland (Cost $7,614)                                            8,251
--------------------------------------------------------------------------------
THAILAND  0.0%
COMMON STOCKS  0.0%
Total Access Communications (USD) *                          91,000        $ 109

Total Thailand (Cost $270)                                                   109
--------------------------------------------------------------------------------
UNITED KINGDOM  11.9%
COMMON STOCKS  11.9%
Arena Leisure *                                           3,346,356        2,042
Bell *                                                      851,500          742
Cambridge Antibody *                                        241,400        5,898
Eidos *                                                   2,302,653        7,092
Eyretel *                                                 3,117,987        3,329
Galen                                                       701,252        7,538
Gullane Entertainment                                       383,300        2,701
Incepta                                                   5,965,300        2,773
Informa                                                     426,000        1,006
N Brown                                                     252,680          857
NDS Group ADR (USD) *ss.                                    113,379        2,403
PHS *                                                     4,532,700        5,630
Psion                                                     2,030,751        1,578
Serco                                                     1,024,022        5,430
Shire Pharmaceuticals *                                     324,030        4,707
Taylor Nelson                                             2,165,584        5,899

Total United Kingdom (Cost $68,571)                                       59,625
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS  8.2%
MONEY MARKET FUNDS  8.2%
T. Rowe Price Reserve Investment Fund, 3.07% #           40,950,923       40,951

Total Short-Term Investments (Cost $40,951)                               40,951
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
93.0% of Net Assets (Cost $585,100)                                    $ 465,298

Other Assets Less Liabilities                                             35,105

NET ASSETS                                                             $ 500,403


  #  Seven-day yield
  *  Non-income producing
  +  Affiliated company

ss. All or portion of this security is on loan at October 31, 2001. See Note 2. ADR American Depository Receipts
EUR  Euro
HKD  Hong Kong dollar
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
In thousands

ASSETS
Investments in securities, at value (cost $585,100)                  $   465,298
Securities lending collateral                                             55,503
Other assets                                                              38,152

Total assets                                                             558,953

LIABILITIES
Obligation to return securities lending collateral                        55,503
Other liabilities                                                          3,047

Total liabilities                                                         58,550

NET ASSETS                                                           $   500,403

NET ASSETS CONSIST OF:
Undistributed net realized gain (loss)                               $ (172,853)
Net unrealized gain (loss)                                             (119,660)
Paid-in-capital applicable to 25,950,119 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                       792,916

NET ASSETS                                                           $   500,403

NET ASSET VALUE PER SHARE                                            $     19.28

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                      Year Ended
                                                                        10/31/01
INVESTMENT INCOME (LOSS)
Income
  Dividend (net of foreign taxes of $706)                            $     6,590
  Interest (net of foreign taxes of $46)                                   3,281
  Securities lending                                                         983
  Total income                                                            10,854

Expenses
  Investment management                                                    7,101
  Shareholder servicing                                                    1,467
  Custody and accounting                                                     332
  Prospectus and shareholder reports                                         161
  Registration                                                                63
  Legal and audit                                                             29
  Proxy and annual meeting                                                    18
  Directors                                                                    8
  Miscellaneous                                                                7
  Total expenses                                                           9,186
Net investment income (loss)                                               1,668

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities (net of foreign taxes of $10)                             (172,657)
  Foreign currency transactions                                          (3,462)
  Net realized gain (loss)                                             (176,119)
Change in net unrealized gain (loss)
  Securities (net of decrease in deferred foreign taxes of $141)        (88,180)
  Other assets and liabilities
  denominated in foreign currencies                                          127
  Change in net unrealized gain (loss)                                  (88,053)
Net realized and unrealized gain (loss)                                (264,172)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $ (262,504)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                       Year Ended
                                                         10/31/01       10/31/00
INCREASE (DECREASE) IN NET ASSETs
Operations
  Net investment income (loss)                         $    1,668    $    1,479
  Net realized gain (loss)                               (176,119)      219,104
  Change in net unrealized gain (loss)                    (88,053)     (139,122)
  Increase (decrease) in net assets from operations      (262,504)       81,461
Distributions to shareholders
  Net realized gain                                      (147,661)      (46,342)

Capital share transactions *
  Shares sold                                             158,607     1,169,171
  Distributions reinvested                                142,146        44,299
  Shares redeemed                                        (296,198)     (727,954)
  Redemption fees received                                    626         3,290
  Increase (decrease) in net assets from capital
  share transactions                                        5,181       488,806

NET ASSETS
Increase (decrease) during period                        (404,984)      523,925
Beginning of period                                       905,387       381,462

END OF PERIOD                                          $  500,403    $  905,387

*Share information
    Shares sold                                             6,475        28,991
    Distributions reinvested                                5,348         1,347
    Shares redeemed                                       (12,099)      (18,374)
    Increase (decrease) in shares outstanding                (276)       11,964

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Discovery Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     REDEMPTION FEES The fund assesses a 2.0% fee on redemptions of fund shares held less than 12 months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At October 31, 2001, approximately 11% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $55,493,000; aggregate collateral consisted of $55,503,000 in the securities lending collateral pool and U.S. government securities valued at $5,496,000.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $349,675,000 and $498,329,000, respectively, for the year ended October 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2001, the fund has $172,646,000 of capital loss carryforwards, all of which expires in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The reclassifications relate primarily to the current net operating loss and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
     Undistributed net investment income                   $   (1,668,000)
     Undistributed net realized gain                            2,625,000
     Paid-in-capital                                             (957,000)
--------------------------------------------------------------------------------

     At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $585,100,000. Net unrealized loss aggregated $119,802,000 at period end, of which $45,609,000 related to appreciated investments and $165,411,000 to depreciated investments.

Note 4 - FOREIGN TAXES

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sales proceeds. The tax is computed on realized gains net of realized losses, and realized losses may be carried forward eight years to offset future gains. The fund is entitled to a refund of required tax payments in excess of its net liability for the tax year. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities. At October 31, 2001, the fund has a capital gain tax refund receivable of $479,000, no deferred tax liability, and $903,000 of capital loss carryforwards expiring in 2009.

NOTE 5- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $454,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,309,000 for the year ended October 31, 2001, of which $125,000 was payable at period end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $11,000 of Spectrum expenses, $1,000 of which was payable at period-end. At October 31, 2001, approximately 0.36% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $2,630,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
TO THE BOARD OF DIRECTORS OF T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND SHAREHOLDERS OF INTERNATIONAL DISCOVERY FUND

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Discovery Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis- closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2001

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/01

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:
o       $134,238 from short-term capital gains,
o $13,424 from long-term capital gains, subject to the 20% rate gains category.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
ANNUAL MEETING RESULTS
----------------------
     The T. Rowe Price International Discovery Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund. The results of voting were as follows (by number of shares):

M. DAVID TESTA

 Affirmative:           581,220,102.290
 Withhold:               11,328,972.642
 Total:                 592,549,074.932

MARTIN G. WADE
 Affirmative:           581,186,287.707
 Withhold:               11,362,787.225
 Total:                 592,549,074.932

CALVIN W. BURNETT
 Affirmative:           579,988,748.447
 Withhold:               12,560,326.485
 Total:                 592,549,074.932

ANTHONY W. DEERING
 Affirmative:           580,812,278.605
 Withhold:               11,736,796.327
 Total:                 592,549,074.932

DONALD W. DICK, JR.
 Affirmative:           581,515,923.630
 Withhold:               11,033,151.302
 Total:                 592,549,074.932

DAVID K. FAGIN
 Affirmative:           581,364,436.901
 Withhold:               11,184,638.031
 Total:                 592,549,074.932

F. PIERCE LINAWEAVER
 Affirmative:           580,579,834.781
 Withhold:               11,969,240.151
 Total:                 592,549,074.932

HANNE M. MERRIMAN
 Affirmative:           580,790,218.108
 Withhold:               11,758,856.824
 Total:                 592,549,074.932

JOHN G. SCHREIBER
 Affirmative:           580,818,909.284
 Withhold:               11,730,165.648
 Total:                 592,549,074.932

HUBERT D. VOS
 Affirmative:           580,468,483.076
 Withhold:               12,080,591.856
 Total:                 592,549,074.932

PAUL M. WYTHES
 Affirmative:           580,672,445.843
 Withhold:               11,876,629.089
 Total:                 592,549,074.932

FOR FUND AND ACCOUNT INFORMATION OR
TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS(R) 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

INVESTOR  CENTERS:
For directions, call 1-800-225-5132 or visit our Web site at www.troweprice.com/investorcenters

BALTIMORE  AREA
DOWNTOWN
105 East Lombard  Street

OWINGS MILLS
Three  Financial Center
4515  Painters  Mill Road

BOSTON AREA
386  Washington  Street
Wellesley

CHICAGO  AREA
1900  Spring  Road, Suite 104
Oak Brook

COLORADO  SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

NEW JERSEY/NEW YORK AREA
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

SAN FRANCISCO AREA
1990 North California Boulevard, Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C., AREA
DOWNTOWN
900 17th Street N.W.
Farragut Square

TYSONS CORNER
1600 Tysons Boulevard
Suite 150

T. Rowe Price Investment Services, Inc., Distributor.
F38-050  10/31/01  M